UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________________________
FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2012

Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors;                 Appointment of Certain Officers; Compensatory Arrangements of Certain             Officers.
On May 17, 2012, Shiloh Industries, Inc. (the "Corporation") entered into a First Amendment to Senior Management Bonus Plan. The Corporation amended the definition of "Eligible Executive" to mean the Corporation's Chief Executive Officer and each other executive officer of the Corporation that the Committee approves as a participant of the Plan.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Amendment to Senior Management Bonus Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2012	SHILOH INDUSTRIES, INC. By: /s/ Thomas M. Dugan Name:Thomas M. Dugan Title:Vice President of Finance and Treasurer

Exhibit Index

Exhibit No.    Description

10.1	First Amendment to Senior Management Bonus Plan